Dreyfus
Massachusetts
Tax Exempt
Bond Fund
Semi-Annual
Report
November 30, 1996

Dreyfus Massachusetts Tax Exempt Bond Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to provide you with this report on the Dreyfus Massachusetts Tax Exempt Bond Fund. For its semi-annual reporting period ended November 30, 1996, your Fund produced a total return of 6.93%.* Income dividends exempt from Federal and Commonwealth of Massachusetts personal income taxes of approximately $.426 per share were paid,** which is equivalent to an annualized tax-free distribution rate per share of 5.17%.***

THE ECONOMY
   For much of the year, investors were fearful that inflation would accelerate should tightening labor markets lead to pressure to increase wages and, ultimately, higher prices. This was of particular concern earlier in the year because of the robust rate of new job growth at that time. More specifically, it was expected that signs of any potential upsurge in inflation would cause the Federal Reserve Board's Open Market Committee (the "Fed") to tighten monetary policy. However, during the summer, the economy's growth rate slowed by more than half of its 4.7% growth rate in the second quarter. The pace of job creation also slowed, reducing the likelihood that the tightening employment market would lead to inflation-inducing wage increases. About 150,000 jobs per month over the past three months have been added to the employment rolls compared to an average rate of over 250,000 during the spring and early summer months. The unemployment rate has declined all year (the rate is now at 5.2%, near a seven-year low), yet wage increases have remained under control. The Employment Cost Index, a broad measure of wage and benefit growth, has risen a modest 2.8% over the past year, about the same as the year before when the Index increased 2.7%. Inflation has remained subdued throughout the reporting period. The Consumer Price Index continues to show an inflation level at an annual rate of 3%, while the Producer Price Index shows scant evidence of price pressures in the production pipeline.
   With both low unemployment and low inflation, measures of consumer confidence remain high. The Index of Leading Economic Indicators, an index compiled by the Conference Board (a private economic research group), has reached record high levels every month since June. Retail sales show signs of moderate expansion after having slowed over the summer when consumers paid off more credit card debt than they borrowed. On the production side of the economy, output from the nation's factories has slowed somewhat from its pace earlier in the year. With a capacity utilization rate of under 83%, there appears to be little indication of any production bottlenecks that could lead to shortages and higher prices.

MARKET ENVIRONMENT
   The trading environment for fixed income investments has been dominated recently by a measure of volatility one would expect to find during periods of shifting perceptions as to the course of economic growth and the ensuing level of inflationary pressures. Early on, as attention focused on the tightening of the labor markets while the economy continued to expand at a quickening pace, investors became convinced of an imminent tightening of monetary policy by the Fed. As a result, long-term interest rates were pushed to their highest levels in more than a year. As subsequent data showed an abatement in the pace of the economy's rate of growth and the absence of any clear signs of inflationary pressures market perceptions quickly reversed, sending prices up and interest rates back down to more comfortable levels. These shifts in investor perceptions of the economy and the appropriate levels of long-term interest rates occurred frequently during the early months of the period, establishing a broad trading range in prices. As the period drew to a close, however, there emerged a sense of unanimity among market participants that economic growth was continuing at a moderate rate without significant inflationary pressures. As such, the close of the period saw some of the best price performance of the entire six months.

THE PORTFOLIO
   In managing your Fund's assets during a period of such volatility a decidedly conservative posture was maintained. During those periods when perceptions became more tentative, emphasis was placed on those securities bearing more muted characteristics of principal volatility and higher levels of tax-free income. At these times, higher cash reserves were established in order to further buffer the portfolio from the consequences of a rising interest rate environment. As perceptions became more constructive and prices advanced, trading activity sought to extend portfolio duration in order to capitalize on potential price appreciation. Throughout the entire six-month period, we focused on those issues bearing higher degrees of creditworthiness and strong characteristics of protection from redemption prior to maturity.
   We appreciate your investment in the Dreyfus Massachusetts Tax Exempt Bond Fund, and we want to assure you that we are, at all times, working in the Fund's best interest.

                                     Very truly yours,


                                     Richard J. Moynihan
                                     Director, Municipal Portfolio Management
                                     The Dreyfus Corporation

December 20, 1996
New York, N.Y.

  *Total return includes reinvestment of dividends and any capital gains paid. **Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset valu per share at the end of the period.

Dreyfus Massachusetts Tax Exempt Bond Fund
-------------------------------------------------------------------------------
Statement of Investments                          November 30, 1996 (Unaudited)

                                                                                  Principal
Long-Term Municipal Investments--96.6%                                             Amount              Value
-------------------------------------------------------------------------------   ------------        -----------
Massachussetts--93.2%
Boston:
   5%, 11/1/2016 (Insured; FGIC).............................................   $  2,500,000        $ 2,389,050
   Revenue, Refunding (Boston City Hospital):
     5.75%, 2/15/2013 (Insured; FHA).........................................      2,000,000          2,010,900
     5.75%, 2/15/2023 (Insured; MBIA)........................................      4,645,000          4,681,603
Boston--Mount Pleasant Housing Development Corp., MFHR, Refunding
   6.75%, 8/1/2023 (Insured; FHA)............................................      1,675,000          1,751,162
Holyoke, Municipal Purpose Loan 5.50%, 6/15/2016 (Insured; FSA)..............      1,000,000          1,014,920
Massachusetts Bay Transportation Authority:
   General Transportation System:
     5.25%, 3/1/2017 (Insured; AMBAC)........................................      5,000,000          4,923,000
     5.875%, 3/1/2019........................................................      3,000,000          3,070,620
     5.75%, 3/1/2025.........................................................      1,500,000          1,516,650
   Refunding 6.20%, 3/1/2016.................................................      4,225,000          4,655,654
Massachusetts Commonwealth:
   Consolidated Loan:
     5.625%, 8/1/2013 (Insured; MBIA)........................................      2,140,000          2,184,576
     5%, 1/1/2014............................................................      1,500,000          1,453,845
     5%, 11/1/2016 (Insured; AMBAC)..........................................      2,500,000          2,389,050
   Refunding 6%, 8/1/2012 (Insured; FGIC)....................................      1,755,000          1,809,861
   Special Obligation Revenue:
     5.50%, 6/1/2010 (Insured; AMBAC)........................................      1,425,000          1,458,559
     5.75%, 6/1/2012.........................................................      1,625,000          1,679,665
Massachusetts Education Loan Authority, Education Loan Revenue
   8%, 6/1/2002 (LOC; Rabobank Nederland) (a)................................        700,000            725,291
Massachusetts Health and Educational Facilities Authority, Revenue:
   (Cape Cod Health System) 5.25%, 11/15/2021 (Insured; CONNIE LEE)..........      5,175,000          4,929,550
   (Cooley Dickinson Hospital) 5.50%, 11/15/2018 (Insured; AMBAC)............      1,800,000          1,776,240
   (Massachusetts General Hospital):
     6.25%, 7/1/2020 (Insured; AMBAC)........................................      3,500,000          3,723,125
     Refunding:
       6%, 7/1/2015 (Insured; AMBAC).........................................      2,000,000          2,079,400
       5.25%, 7/1/2023 (Insured; AMBAC)......................................      1,000,000            955,160
   (Mclean Hospital) 6.50%, 7/1/2010 (Insured; FGIC).........................      1,000,000          1,095,440
   (Medical Academic & Scientific) 6.625%, 1/1/2015..........................      3,000,000          3,199,830
   (Mount Auburn Hospital) 6.30%, 8/15/2024 (Insured; MBIA)..................      5,000,000          5,369,350
   (New England Medical Center Hospitals) 6.50%, 7/1/2012 (Insured; FGIC)....      2,000,000          2,170,360
   (Newton--Wellesley Hospital) 5.875%, 7/1/2015 (Insured; MBIA).............      2,000,000          2,070,040
   (Refunding--Baystate Medical Center) 6%, 7/1/2015 (Insured; FGIC).........      1,140,000          1,185,258
   (Refunding--Boston College) 5.25%, 6/1/2023 (Insured; MBIA)...............      5,000,000          4,803,100
   (Refunding--Milton Hospital) 7%, 7/1/2016 (Insured; MBIA).................      1,000,000          1,098,470
   (Refunding--Wentworth Technology Institute)
     5.625%, 10/1/2013 (Insured; CONNIE LEE).................................      1,350,000          1,357,816
   (Sisters Providence Health System) 6.625%, 11/15/2022.....................      3,510,000          3,519,091
   (Smith College) 5.75%, 7/1/2024...........................................      1,000,000          1,006,460

Dreyfus Massachusetts Tax Exempt Bond Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)              November 30, 1996 (Unaudited)

Long-Term Municipal Investments (continued)                                       Amount              Value
-----------------------------------------------------------------------------   ------------        -----------
Massachussetts (continued)
Massachusetts Health and Educational Facilities Authority, Revenue (continued)
   (Williams College) 5.50%, 7/1/2026........................................   $  6,000,000        $ 5,986,620
Massachusetts Housing Finance Agency, Revenue:
   Housing Projects, Refunding:
     6.30%, 10/1/2013 (Insured; AMBAC).......................................      1,000,000          1,038,620
     6.375%, 4/1/2021........................................................      4,300,000          4,398,513
   Multi-Family Residential Housing 9.60%, 8/1/2022..........................      1,765,000          1,777,567
   Rental Housing:
     6.50%, 7/1/2025 (Insured; AMBAC)........................................      1,500,000          1,559,250
     6.45%, 1/1/2036 (Insured; AMBAC)........................................      2,135,000          2,216,130
     6%, 7/1/2037 (Insured; AMBAC)...........................................      2,650,000          2,664,761
     Refunding:
       6.65%, 7/1/2019 (Insured; AMBAC)......................................      2,475,000          2,579,841
       6.75%, 7/1/2028 (Insured; AMBAC)......................................      2,870,000          2,997,371
   Single Family Housing 6.35%, 6/1/2017.....................................      2,700,000          2,814,507
Massachusetts Industrial Finance Agency, Revenue:
   Electrical Utility (Nantucket Electric Co.) 8.50%, 3/1/2016...............      3,000,000          3,237,270
   (Refunding--Boston Edison Co. Project) 5.75%, 2/1/2014....................      5,000,000          4,893,900
   (Refunding--College of the Holy Cross):
     5.50%, 3/1/2020 (Insured; MBIA).........................................      2,120,000          2,115,654
     5.625%, 3/1/2026 (Insured; MBIA)........................................      1,000,000          1,003,210
   (Refunding--Holy Cross College):
     6%, 11/1/2002...........................................................        400,000            432,492
     6.375%, 11/1/2015 (Prerefunded 11/1/2002) (b)...........................      2,000,000          2,233,120
   (Refunding--Milton Academy) 5.25%, 9/1/2019 (Insured; MBIA)...............      1,000,000            963,280
   (Refunding--Phillips Academy) 5.375%, 9/1/2023............................      2,280,000          2,254,282
   (Refunding--Saint Mark's School) 5.375%, 1/1/2021 (Insured; MBIA).........      1,000,000            987,970
Massachusetts Municipal Wholesale Electric Co., Power Supply System Revenue:
   5%, 7/1/2014 (Insured; AMBAC).............................................      1,000,000            955,440
   Refunding:
     6.40%, 7/1/2002.........................................................        400,000            433,984
     6.125%, 7/1/2019 (Insured; MBIA)........................................      1,000,000          1,046,810
Massachusetts Port Authority, Revenue
   Special Project (Harborside Hyatt) 10%, 3/1/2026..........................      8,000,000          8,995,760
Northampton (School Project Loan Act of 1948) 5.75%, 5/15/2016 (Insured; MBIA)     1,520,000          1,557,802
Quincy, Revenue, Refunding (Quincy City Hospital)
   5.25%, 1/15/2016 (Insured; FSA)...........................................      2,895,000          2,828,241
South Essex Sewage District, Refunding 5.25%, 6/15/2024 (Insured; MBIA)......      3,810,000          3,715,131
Southbridge 6.375%, 1/1/2012 (Insured; AMBAC)................................      1,000,000          1,074,040
U.S. Related--3.4%
Guam Airport Authority, Revenue 6.70%, 10/1/2023.............................      3,000,000          3,120,210
Virgin Islands Water and Power Authority, Electric System Revenue
   7.40%, 7/1/2011...........................................................      2,000,000          2,148,300
                                                                                                  -------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $142,713,683)....................                      $150,083,172
                                                                                                  =============

Dreyfus Massachusetts Tax Exempt Bond Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)              November 30, 1996 (Unaudited)

                                                                                  Principal
Short-Term Municipal Investments--3.4%                                             Amount              Value
-----------------------------------------------------------------------------   ------------        -----------
Massachusetts--2.6%
Massachusetts Health and Educational Facilities Authority, Revenue, VRDN
   (Saint Elizabeth Hospital) 3.45% (Insured; FSA) (c).......................    $ 4,050,000     $    4,050,000
U.S. Related--.8%
Puerto Rico Electric Power Authority, Power Revenue 3.25% (Insured; FSA) (d).      1,200,000          1,200,000
                                                                                                  -------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $5,250,000).....................                     $   5,250,000
                                                                                                  =============
TOTAL INVESTMENTS--100.0% (cost $147,963,683)................................                     $ 155,333,172
                                                                                                  =============

Summary of Abbreviations

--------------------------------------------------------------------------------


AMBAC      American Municipal Bond Assurance Corporation    LOC        Letter of Credit
FGIC       Financial Guaranty Insurance Company             MBIA       Municipal Bond Investors Assurance
FHA        Federal Housing Administration                                  Insurance Corporation
FSA        Financial Security Assurance                     MFHR       Multi-Family Housing Revenue
                                                            VRDN       Variable Rate Demand Notes


Summary of Combined Ratings
--------------------------------------------------------------------------------


Fitch (e)          or          Moody's           or           Standard & Poor's         Percentage of Value
---------                      --------                       ----------------          ------------------
AAA                            Aaa                            AAA                                58.3%
AA                             Aa                             AA                                 10.1
A                              A                              A                                  14.6
BBB                            Baa                            BBB                                 9.1
Not Rated (f)                  Not Rated (f)                  Not Rated (f)                       7.9
                                                                                               -------
                                                                                                100.0%
                                                                                               =======

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Secured by letters of credit.
(b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(d) Inverse floater security--the interest rate is subject to change periodically.
(e) Fitch currently provides creditworthiness information for a limited number of investments.
(f) Securites which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
(g) At November 30, 1996, the Fund had $40,850,044 (25.9% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.


                       See notes to financial statements.

Dreyfus Massachusetts Tax Exempt Bond Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                November 30, 1996 (Unaudited)


                                                                                                   Cost             Value
                                                                                               -------------    -------------
ASSETS:                       Investments in securities--See Statement of Investments          $147,963,683     $155,333,172
                              Interest receivable..............................                                    2,829,642
                              Prepaid expenses.................................                                        2,951
                                                                                                                ------------
                                                                                                                 158,165,765
                                                                                                                ------------


LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                       73,785
                              Cash overdraft due to Custodian..................                                       70,115
                              Accrued expenses.................................                                       27,446
                                                                                                                ------------
                                                                                                                     171,346
                                                                                                                ------------


NET ASSETS.....................................................................                                 $157,994,419
                                                                                                                ============


REPRESENTED BY:               Paid-in capital..................................                                 $151,662,108
                              Accumulated undistributed investment income--net..                                      22,237
                              Accumulated net realized gain (loss) on investments                                 (1,059,415)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 3..........................                                   7,369,489
                                                                                                                ------------


NET ASSETS.....................................................................                                 $157,994,419
                                                                                                                ============

SHARES OUTSTANDING
(unlimited number of $.01 par value shares of Beneficial Interest authorized)..                                    9,559,614


NET ASSET VALUE, offering and redemption price per share.......................                                       $16.53
                                                                                                                      ======


                       See notes to financial statements.

Dreyfus Massachusetts Tax Exempt Bond Fund
--------------------------------------------------------------------------------
Statement of Operations           Six Months Ended November 30, 1996 (Unaudited)


INVESTMENT INCOME

INCOME                        Interest Income.................................                                  $  4,703,946


EXPENSES:                     Management fee--Note 2(a).........................            $  462,297
                              Shareholder servicing costs--Note 2(b)............                88,953
                              Professional fees................................                 22,412
                              Directors' fees and expenses--Note 2(c)..........                 14,270
                              Custodian fees...................................                  8,178
                              Registration fees................................                  8,045
                              Prospectus and shareholders' reports.............                  5,654
                              Miscellaneous....................................                  7,150
                                                                                            ----------
                                   Total Expenses..............................                                      616,959
                                                                                                                ------------



INVESTMENT INCOME--NET..........................................................                                   4,086,987



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                              Net realized gain (loss) on investments..........               $  495,279
                              Net realized appreciation (depreciation) on investments          5,760,048
                                                                                              ----------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.............................                                    6,255,327
                                                                                                                 -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                                  $10,342,314
                                                                                                                 ===========



                       See notes to financial statements.

Dreyfus Massachusetts Tax Exempt Bond Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                           Six Months  Ended
                                                                           November 30, 1996       Year Ended
                                                                              (Unaudited)         May 30, 1996
                                                                         --------------------     -------------
OPERATIONS:
  Investment income--net...............................................     $   4,086,987         $   8,290,611
  Net realized gain (loss) on investments..............................           495,279             3,018,145
  Net unrealized appreciation (depreciation) on investments............         5,760,048            (6,550,453)
                                                                            --------------        -------------

      Net Increase (Decrease) in Net Assets Resulting from Operations..        10,342,314             4,758,303
                                                                            --------------        -------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net................................................       (4,064,750)           (8,290,611)
                                                                            --------------        -------------

BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold........................................        18,540,988            37,206,238
  Dividends reinvested.................................................         3,039,936             6,116,752
  Cost of shares redeemed..............................................       (21,585,597)          (48,818,823)
                                                                           --------------         -------------

      Increase (Decrease) in Net Assets from Beneficial Interest
        Transactions                                                               (4,673)           (5,495,833)
                                                                           --------------         -------------

        Total Increase (Decrease) in Net Assets........................         6,272,891            (9,028,141)

NET ASSETS:
  Beginning of Period..................................................       151,721,528           160,749,669
                                                                           --------------         -------------
  End of Period........................................................      $157,994,419          $151,721,528
                                                                           ==============         =============

Undistributed investment income--net...................................      $     22,237               --
                                                                           --------------         -------------

                                                                               Shares                Shares
                                                                           --------------         -------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold..........................................................         1,156,969             2,309,257
  Shares issued for dividends reinvested...............................           187,720               377,598
  Shares redeemed......................................................        (1,349,967)           (3,015,387)
                                                                           --------------         -------------

      Net Increase (Decrease) in Shares Outstanding....................            (5,278)             (328,532)
                                                                           ==============         =============



                       See notes to financial statements.

Dreyfus Massachusetts Tax Exempt Bond Fund
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                Six Months Ended
                                                November 30, 1996               Year Ended May 31,
                                         --------------------------------------------
PER SHARE DATA:                                   (Unaudited)       1996     1995      1994      1993     1992
                                                  -----------      ------   ------    ------    ------   ------
   Net asset value, beginning of period.......      $15.86        $16.25   $16.03    $17.01    $16.20    $15.59
                                                    -------      -------   -------   -------   -------  -------
   Investment Operations:
   Investment income--net......................        .43           .88      .91       .91       .97      1.01
   Net realized and unrealized gain (loss)
      on investments..........................         .67          (.39)     .22      (.52)      .81       .60
                                                    -------      -------   -------   -------   -------  -------
   Total from Investment Operations...........        1.10           .49     1.13       .39      1.78      1.61
                                                    -------      -------   -------   -------   -------  -------
   Distributions:
   Dividends from investment income--net.......       (.43)         (.88)    (.91)     (.92)     (.97)    (1.00)
   Dividends from net realized gain on investments      --            --       --      (.21)       --       --
   Dividends in excess of net realized
      gain on investments.....................          --            --       --      (.24)       --       --
                                                    -------      -------   -------   -------   -------  -------
   Total Distributions........................         (.43)        (.88)     (.91)    (1.37)     (.97)   (1.00)
                                                    -------      -------   -------   -------   -------  -------
   Net asset value, end of period.............       $16.53       $15.86    $16.25    $16.03    $17.01   $16.20
                                                    =======      =======   =======   =======   =======  =======
TOTAL INVESTMENT RETURN.......................        13.82%(1)     3.06%     7.39%     2.07%    11.27%   10.62%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets....          .80%(1)      .79%      .80%      .80%      .81%     .84%
   Ratio of net investment income
      to average net assets...................         5.30%(1)     5.43%     5.77%     5.30%     5.83%    6.30%
   Portfolio Turnover Rate....................        15.92%(2)    60.67%    38.34%    29.73%    85.29%   68.07%
   Net Assets, end of period (000's Omitted)..     $157,994     $151,722  $160,750  $168,473  $183,601 $157,061

----------------------
(1)   Annualized.
(2)   Not annualized.


                       See notes to financial statements.

Dreyfus Massachusetts Tax Exempt Bond Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:
   Dreyfus Massachusetts Tax Exempt Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
   (a) Portfolio valuation: The Fund's investments are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
   The Fund has an unused capital loss carryover of approximately $1,384,000 available for Federal income tax purposes to be applied against future net securities profit, if any, realized subsequent to May 31, 1996. If not applied, the carryover expires in fiscal 2003.

Dreyfus Massachusetts Tax Exempt Bond Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2--Management Fee and Other Transactions With Affiliates:
   (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly.
   (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1996, the Fund was charged an aggregate of $40,679 pursuant to the Shareholder Services Plan.
   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $35,467 during the period ended November 30, 1996.
   (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Securities Transactions:
   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1996, amounted to $23,676,169 and $24,025,184, respectively.
   At November 30, 1996, accumulated net unrealized appreciation on investments was $7,369,489, consisting of $7,458,431 gross unrealized appreciation and $88,942 gross unrealized depreciation.
   At November 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Massachusetts
Tax Exempt Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




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